SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
Use of estimates
a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such management estimates and assumptions are related, but not limited to estimates used in determining values of goodwill and identifiable intangible assets, revenue recognition, allowances for credit losses, inventory write-offs, warranty provision, tax assets and tax positions, legal contingencies, amounts classified as discontinued operations and stock-based compensation costs. Actual results could differ from those estimates.

Financial statements in U.S. dollars

b.	Financial statements in U.S. dollars:

The Company's management believes that the NIS is the primary currency of the economic environment in which Senstar Technologies Ltd. operates.

The Company's reporting currency is the U.S. dollar.

The functional currency of Senstar Technologies Ltd. is the NIS. The functional currency of the foreign subsidiaries is the local currency in which each subsidiary operates.

ASC 830, "Foreign Currency Matters" sets the standards for translating foreign currency financial statements of consolidated subsidiaries. The first step in the translation process is to identify the functional currency for each entity included in the financial statements. The accounts of each entity are then measured in its functional currency. All transaction gains and losses from the measurement of monetary balance sheet items are reflected in the statement of operations as financial income or expenses, as appropriate.

After the measurement process is complete the financial statements are translated into the reporting currency, which is the U.S. dollar, using the current rate method. Equity accounts are translated using historical exchange rates. All other balance sheet accounts are translated using the exchange rates in effect at the balance sheet date. Statement of operations amounts have been translated using the average exchange rate for the year. The resulting translation adjustments are reported as a component of shareholders' equity in accumulated other comprehensive income (loss).

Principles of consolidation
c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Parent Company and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

Changes in the Parent Company's ownership interest with no change of control are treated as equity transactions.

Non-controlling interests in subsidiaries represent the equity in subsidiaries not attributable, directly or indirectly, to a parent. Non-controlling interests are presented in equity separately from the equity attributable to the equity holders of the Company. Profit or loss and components of other comprehensive income are attributed to the Company and to non-controlling interests. Losses are attributed to non-controlling interests even if they result in a negative balance of non-controlling interests in the consolidated statement of financial position. When the purchase price of a non-controlling interest exceeds the book value at the time of purchase, any excess or shortfall is recognized as an adjustment to additional paid-in capital.

Cash equivalents
d.	Cash equivalents:
Cash equivalents are short-term highly liquid investments that are readily convertible into cash with original maturities of three months or less at the date acquired.
Short-term and long-term restricted cash and deposits

e.	Short-term and long-term restricted cash and deposits:

Short-term restricted cash and deposits are primarily invested in certificates of deposit that are restricted to withdrawals or use up to one year. Such certificates of deposit are used primarily as collateral for performance and advance payment guarantees to customers.

Long-term restricted cash and deposits are primarily invested in certificates of deposit that are restricted to withdrawals or use for a period for more than one year. Such certificates of deposit are used primarily as collateral for performance guarantees to customers.

Short-term and long-term bank deposits
f.	Short-term and long-term bank deposits:

Short-term bank deposits are deposits with maturities of more than three months and less than one year and are presented at their cost.

A bank deposit with a maturity of more than one year is included in long-term bank deposits and presented at cost.

Inventories

g.	Inventories:

Inventories are stated at the lower of cost or net realizable value. The Company periodically evaluates the inventory quantities on hand relative to historical and projected sales volumes, current and historical selling prices and contractual obligations to maintain certain levels of parts. Based on these evaluations, inventory write-offs are provided to cover risks arising from slow-moving items, discontinued products, excess inventories, market prices lower than cost and adjusted revenue forecasts.

Cost is determined as follows:

Raw materials, parts and supplies: using the "first-in, first-out" method.

Work in progress and finished products: on the basis of direct manufacturing costs with the addition of allocable indirect cost, representing allocable operating overhead expenses and manufacturing costs.

During the years ended December 31, 2023, 2022 and 2021, the Company recorded inventory write-offs in the amounts of $321, $47 and $95, respectively. Such write-offs were included in cost of revenues.

Property and equipment

h.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Buildings	3 - 4
Machinery and equipment	10 - 33 (mainly 10%)
Motor vehicles	15 - 20
Promotional displays	10 - 25
Office furniture and equipment	20 - 33
Leasehold improvements	By the shorter of the term of the lease or the useful life of the assets

Intangible assets
i.	Intangible assets:

Intangible assets are comprised of patents, capitalized and acquired technology and customer relations.

Intangible assets are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with ASC 350, "Intangibles - Goodwill and Other." Intangible assets were amortized based on the straight-line method or acceleration method, at the following weighted average annual rates:

%

Patents	10
Technology	12.5 - 26.7
Customer relationships	10.3 - 36.4

Impairment of long-lived assets

j.	Impairment of long-lived assets:

The Company's long-lived assets (assets group) to be held or used, including right of use assets and intangible assets that are subject to amortization, are reviewed for impairment in accordance with ASC 360, "Property, Plant, and Equipment" whenever events or changes in circumstances indicate that the carrying amount of a group of assets may not be recoverable. Recoverability of a group of assets to be held and used is measured by a comparison of the carrying amount of the group to the future undiscounted cash flows expected to be generated by the group. If such group of assets is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. During the years ended December 2023, 2022 and 2021, the Company did not record any impairment charges attributable to long-lived assets.

Goodwill
k.	Goodwill:

Goodwill and certain other purchased intangible assets have been recorded as a result of acquisitions. Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and intangible assets acquired. Goodwill is not amortized, but rather is subject to an impairment test.

ASC No. 350, "Intangible-Goodwill and other" requires goodwill to be tested for impairment at least annually and, in certain circumstances, between annual tests. The accounting guidance gives the option to perform a qualitative assessment to determine whether further impairment testing is necessary. The qualitative assessment considers events and circumstances that might indicate that a reporting unit's fair value is less than its carrying amount. If it is determined, as a result of the qualitative assessment, that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, a quantitative test is performed. Alternatively, ASC No. 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the quantitative goodwill impairment test.

If the carrying value of a reporting unit exceeds its fair value, the Company recognizes an impairment of goodwill for the amount of this excess. The Company performs an annual impairment test during the fourth quarter of each fiscal year, or more frequently if impairment indicators are present.

Starting June 30, 2021, as a result of the sale of the Projects segment (see Note 1b), the Company began operating as one operating segment with a single reporting unit.

For the years ended December 31, 2023, 2022 and 2021, no impairment losses were recorded.

Business combinations
l.	Business combinations:

The Company accounts for business combinations in accordance with ASC No. 805, "Business Combinations". ASC No. 805 requires recognition of assets acquired, liabilities assumed, and any non-controlling interest at the acquisition date, measured at their fair values as of that date. Any excess of the fair value of net assets acquired over purchase price and any subsequent changes in estimated contingencies are to be recorded in consolidated statements of operations.

Acquisition related costs are expensed in the statement of operations in the period incurred.

Revenue recognition
m.	Revenue recognition:

The Company recognizes revenues in accordance with ASC No. 606, "Revenue from Contracts with Customers" ("ASC No. 606"). As such, the Company identifies a contract with a customer, identifies the performance obligations in the contract, determines the transaction price, allocates the transaction price to each performance obligation in the contract and recognizes revenues when (or as) the Company satisfies a performance obligation.

Following the sale of the Integrated Solution Division, the Company generates its revenues mainly from: (1) sales of security products; (2) services and maintenance, which are performed either on a fixed-price basis or as time-and-materials based contracts; and (3) software license fees and related services.

The Company enters into contracts that can include combinations of products and services, which are generally capable of being distinct and accounted for as separate performance obligations. The perpetual license is distinct as the customer can derive the economic benefit of the software without any professional services, updates or technical support.

The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring goods or services to the customer. The Company usually does not grant a right of return to its customers.

In instances of contracts where revenue recognition differs from the timing of invoicing, the Company generally determined that those contracts do not include a significant financing component. The Company uses the practical expedient and does not assess the existence of a significant financing component when the difference between payment and revenue recognition is a year or less.

As required by ASC 606, following the determination of the performance obligations in the contract, the Company allocates the total transaction price to each performance obligation in an amount based on the estimated relative standalone selling prices of the promised license fees or services underlying each performance obligation. Standalone selling price is the price at which the Company would sell a promised license or service separately to a customer.

Software related services provide customers with rights to unspecified software product updates, if and when available. These services grant the customers online and telephone access to technical support personnel during the term of the service. The Company recognizes software related services revenues ratably over the term of the agreement, usually one year.

The Company provides customers with services and maintenance. The Company's service contracts included contracts in which the customer simultaneously receives and consumes the benefits provided as the performance obligations are satisfied, accordingly, related revenues are recognized, as those services are performed or over the term of the related agreements.

During the years ended December 31, 2023, 2022 and 2021, the Company derived approximately 16.2%, 17.7% and 17.9% of total revenues, respectively, from services and maintenance (see Note 15).

Revenues for performance obligations that are not recognized over time are recognized at the point in time when control is transferred to the customer (which is generally upon delivery) and included mainly revenues from the sales of software license and security products without significant installation work. For performance obligations that are satisfied at a point in time, the Company evaluated the point in time when the customer can direct the use of, and obtain the benefits from, the products, usually upon delivery. Shipping and handling costs are not considered performance obligations and are included in cost of sales as incurred.

Remaining performance obligations:

Remaining performance obligations represent the future revenues expected to be recognized on firm orders received by the Company and are equivalent to the Company’s remaining performance obligations at the end of each period for a remaining period of more than a year. The Company's remaining performance obligations as of December 31, 2023 was $3.5 million, out of which the Company expects to recognize approximately 47% as revenue in 2024, with the remainder to be recognized thereafter.

Deferred revenues and customer advances:

Deferred revenues and customer advances decreased by $0.1 million compared to the beginning balance of $4.6 million as of January 1, 2023. The decrease was primarily as a result of $4 million of recognized revenues from deferred revenues and customer advances. This was offset by $3.8 million of new unearned amounts under contracts as well as the exchange rate impact of $0.1 million. The above resulted in an ending balance of $4.5 million as of December 31, 2023.

Unbilled accounts receivable:

Unbilled accounts receivable decreased by $0.1 million compared to the beginning balance as of January 1, 2023. The above resulted in an ending balance of $0.2 million as of December 31, 2023.

Accounting for stock-based compensation
n.	Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation". ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the award is recognized as an expense over the requisite service periods in the Company's consolidated income statement.

The Company recognizes compensation expenses for the value of its awards, which have graded vesting, based on the accelerated attribution method over the vesting period. The Company accounts for forfeitures as they occur.

During the years ended December 31, 2023, 2022 and 2021, the Company recognized stock-based compensation expenses related to employee stock options in the amounts of $18, $93 and $155, respectively.

The Company estimates the fair value of stock options granted under ASC 718 using the Binomial model. The Binomial model for option pricing requires a number of assumptions, of which the most significant are the suboptimal exercise factor and expected stock price volatility. The suboptimal exercise factor is estimated using historical option exercise information. The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. Expected volatility is based upon actual historical stock price movements and was calculated as of the grant dates for different periods, since the Binomial model can be used for different expected volatilities for different periods. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term to the contractual term of the options.

The expected term of options granted is derived from the output of the option valuation model and represents the period that options granted are expected to be outstanding. During the year ended December 31, 2023 and 2022 no options were granted.

The following assumptions were used in the Binomial option pricing model for the year ended December 31, 2021 (no options were granted in 2023 and 2022):

2021

Dividend yield	0%
Expected volatility	38.96%-42.17%
Risk-free interest	0.67%-1.19%
Contractual term	5-7 years
Forfeiture rate	13%
Suboptimal exercise multiple	1.29

Research and development costs
o.	Research and development costs:

Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred. ASC 985, "Software", requires capitalization of certain software development costs subsequent to the establishment of technological feasibility. Based on the Company's product development process, technological feasibility is established upon completion of a working model. Costs incurred by the Company between completion of the working models and the point at which the products are ready for general release are capitalized. Capitalized technology is included in intangible assets on the balance sheet and is amortized on a straight-line basis over its estimated useful life, which is generally five years. Amortization expenses are recognized under cost of revenues. Management evaluates the useful lives of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets.

The Company participates in programs sponsored by the Industrial Research Assistance Program (IRAP) in Canada. In the years ended December 31, 2023 and 2022 the Company recognized IRAP funding in the amount of $266 and $89, respectively. In the year ended December 31, 2021 the Company did not receive any grants with respect to such programs.

In the year ended December 31, 2021, the Company capitalized amounts of $13. In the years ended December 31, 2023 and 2022, the Company did not capitalize research and development costs.

Warranty costs

p.	Warranty costs:

The Company provides various warranty periods up to 36 months at no extra charge. The Company estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time product revenue is recognized in accordance with ASC 450, "Contingencies." Factors that affect the Company's warranty liability include the number of units, historical and anticipated rates of warranty claims and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

The following table provides the detail of the change in the Company's warranty accrual, which is a component of other accrued liabilities in the consolidated balance sheets as of December 31, 2023 and 2022:

	December 31,
	2023	2022

Warranty provision, beginning of year	$226	$157
Charged to costs and expenses relating to new sales	149	235
Utilization or expiration of warranty	(225)	(155)
Foreign currency translation adjustments	-	(11)

Warranty provision, year end	$150	$226

Net earnings per share

q.	Net earnings per share:

Basic net earnings per share are computed based on the weighted average number of Ordinary shares outstanding during each year. Diluted net earnings per share is computed based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential ordinary shares considered outstanding during the year, in accordance with ASC 260, "Earnings Per Share."

Certain of the Company's outstanding stock options have been excluded from the calculation of the diluted earnings per share because such options are anti-dilutive. The total weighted average number of the Company's ordinary shares related to the outstanding options excluded from the calculations of diluted earnings per share was 363,499 shares, 554,916 shares and 610,083 shares for the years ended December 31, 2023, 2022 and 2021, respectively.

Concentrations of credit risk
r.	Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short-term and long-term bank deposits, trade receivables, unbilled accounts receivable and long-term trade receivables.

As of December 31, 2023, $7,203 of the Company's cash and cash equivalents and restricted cash and short-term deposits were invested in major Israeli and U.S. banks, and approximately $7,725 were invested in other banks, mainly with the Royal Bank of Canada, Deutsche Bank and Natwest Bank. The Company is exposed to credit risk in the event of default by the financial institutions to the extent of the amounts recorded on the accompanying consolidated balance sheets exceed insured limits. Generally, these deposits may be redeemed upon demand and therefore, bear low risk.

Trade receivables of the Company, as well as the unbilled accounts receivable, are primarily derived from sales to large and solid organizations and governmental authorities located mainly in the U.S., Canada, Europe and APAC.

The Company performs ongoing credit evaluations of its customers. An allowance for credit losses is recognized with respect to those amounts that the Company has determined to be doubtful of collection. In certain circumstances, the Company may require letters of credit, other collateral or additional guarantees.

Changes in the Company's allowance for credit losses related to accounts receivables during the two years ended December 31, 2023 and 2022 are as follows:

	Year ended December 31,
	2023	2022

Balance at the beginning of the year	$103	$125
Credit losses expenses during the year	18	30
Customer write-offs or collections during the year	(64)	(46)
Exchange rate	1	(6)

	$58	$103

As of December 31, 2023, the Company has no significant off-balance sheet concentrations of credit risk, such as foreign exchange contracts or foreign hedging arrangements.

Income taxes
s.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes." This ASC prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company establishes reserves for uncertain tax positions based on an evaluation of whether the tax position is “more likely than not” to be sustained upon examination. The Company records interest and penalties pertaining to its uncertain tax positions in the financial statements as income tax expense.

In the years ended December 31, 2023 and 2021, the Company recorded tax expenses in connection with uncertainties in income taxes of $140 and $126, respectively. In the year ended December 31, 2022, the Company recorded a tax benefit in connection with uncertainties in income taxes of $993.

Severance pay
t.	Severance pay:

The Company has entered into an agreement with its employees implementing Section 14 of the Severance Pay Law and the General Approval of the Labor Minister dated June 30, 1998, issued in accordance with the said Section 14, mandating that upon termination of such employees' employment, all the amounts accrued in their insurance policies will be released to them. The severance pay liabilities and deposits covered by these plans are not reflected in the balance sheet as the severance pay risks have been irrevocably transferred to the severance funds.

On December 31, 2007, the then Chairman of the Company's Board of Directors, retired from his position. His retirement agreement included certain perquisites from the Company for the rest of his life. As of December 31, 2023, the actuarial value of these perquisites is estimated at approximately $296. This provision was included as part of accrued severance pay.

Fair value measurements
u.	Fair value measurements:

ASC 820, "Fair Value Measurement and Disclosure" clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820 establishes a three tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1	-	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2	-	Significant other observable inputs based on market data obtained from sources independent of the reporting entity.

Level 3	-	Unobservable inputs which are supported by little or no market activity.

The carrying amounts of cash and cash equivalents, trade receivables, unbilled accounts receivable and trade payables approximate their fair value due to the short-term maturity of such instruments.

The fair value of the Company's reporting unit was estimated using a discounted cash flow valuation methodology which utilize unobservable, level 3, inputs.

Advertising expenses
v.	Advertising expenses:
Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 2023, 2022 and 2021 were $161, $152 and $107, respectively.
Comprehensive income (loss)
w.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income". ASC 220 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in shareholders' equity (deficiency) during the period except those resulting from investments by, or distributions to, shareholders.

The Company has determined that its items of comprehensive income (loss) relate to unrealized gain (loss) from foreign currency translation adjustments.

Changes in the Company's accumulated other comprehensive income (loss), net for the years ended December 31, 2023, 2022 and 2021 are as follows:

	Year ended December 31,
	2023	2022	2021

Balance at the beginning of the year	$(758)	$1,222	$34
Foreign currency translation adjustments	782	(1,980)	(254)
Realized foreign currency translation adjustments	-	-	1,442

Total accumulated other comprehensive income (loss)	$24	$(758)	$1,222

Non-controlling interest
x.	Non-controlling interest:

In 2018, the Company established a company in Kenya, which was 51% owned by the Company and 49% owned by a local partner. The non-controlling interest relating to the subsidiary was not material in 2021 and 2020. The subsidiary was sold as part of the Integrated Solutions Division sale (see Note 1b).

Leases
y.	Leases:

In accordance with ASC 842, the Company determines if an arrangement is a lease and the classification of that lease at inception based on: (1) whether the contract involves the use of a distinct identified asset, (2) whether the Company obtains the right to substantially all the economic benefits from the use of the asset throughout the period, and (3) whether the Company has a right to direct the use of the asset. The Company elected to not recognize a lease liability and a right-of-use (“ROU”) asset for leases with a term of twelve months or less.

ROU assets and lease liabilities are recognized at commencement date based on the present value of remaining lease payments over the lease term. ROU assets are initially measured at amounts, which represents the discounted present value of the lease payments over the lease, plus any initial direct costs incurred. The lease liability is initially measured based on the discounted present value of remaining lease payments over the lease term. For this purpose, the Company considers only payments that are fixed and determinable at the time of commencement. The implicit rate within the operating leases is generally not determinable, therefore the Company uses the Incremental Borrowing Rate (“IBR”) based on the information available at commencement date in determining the present value of lease payments. The Company’s IBR is estimated to approximate the interest rate for collateralized borrowing with similar terms and payments and in economic environments where the leased asset is located.

Certain leases include options to extend or terminate the lease. An option to extend the lease is considered in connection with determining the ROU asset and lease liability when it is reasonably certain that the Company will exercise that option. An option to terminate is considered unless it is reasonably certain that the Company will not exercise the option.

Impact of recently issued and adopted accounting standards
z.	Impact of recently issued and adopted accounting standards:

Recently issued accounting standards adopted by the Company:

In October 2021, the FASB issued ASU No. 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (ASU 2021-08), which clarifies that an acquirer of a business should recognize and measure contract assets and contract liabilities in a business combination in accordance with Accounting Standards Codification (ASC) Topic 606, Revenue from Contracts with Customers (Topic 606). This guidance is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. The adoption of the standards did not have a material impact on the Company’s consolidated financial statements.

Recently issued accounting standards not yet adopted by the Company:

In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which requires public entities to disclose information about their reportable segments’ significant expenses and other segment items on an interim and annual basis. Public entities with a single reportable segment are required to apply the disclosure requirements in ASU 2023-07, as well as all existing segment disclosures and reconciliation requirements in ASC 280 on an interim and annual basis. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and for interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of adopting ASU 2023-07.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of adopting ASU 2023-09.